UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 13, 2003

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                          AltiGen Communications, Inc.
             (Exact name of registrant as specified in its charter)

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          Delaware                    000-27427                   94-3204299
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

                   47427 Fremont Boulevard, Fremont, CA 94538
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (510) 252-9712

                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

Exhibit
  No.                             Description
-------                           -----------

  99.1 Press release of AltiGen Communications, Inc. dated November 13, 2003 describing the Company's results for its fiscal fourth quarter and fiscal year ended September 30, 2003 (furnished and not filed herewith solely pursuant to Item 12).

Item 12. Results of Operations and Financial Condition.

On November 13, 2003, AltiGen Communications, Inc. (the "Company") reported its results of operations for its fiscal fourth quarter and fiscal year ended September 30, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    AltiGen Communications, Inc.

Dated: November 13, 2003                            By: /s/ Philip M. McDermott
                                                        -----------------------
                                                        Philip M. McDermott
                                                        Chief Financial Officer


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

                                Index to Exhibits

Exhibit
  No.                             Description
-------                           -----------

  99.1 Press release of AltiGen Communications, Inc. dated November 13, 2003 describing the Company's results for its fiscal fourth quarter and fiscal year ended September 30, 2003 (furnished and not filed herewith solely pursuant to Item 12).